UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2020

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01. Regulation FD Disclosure

Rite Aid Corporation (the “Company”) is scheduled to make presentations to current and prospective investors on July 27, 2020 and July 30, 2020. A copy of the Company’s presentation is being furnished as Exhibit 99.1 to this Form 8-K.

The presentation includes the non-GAAP financial measure, “Adjusted EBITDA.” The Company uses this non-GAAP measure in assessing its performance in addition to net income, the most directly comparable GAAP financial measure. A reconciliation of Adjusted EBITDA, the most directly comparable GAAP financial measure, is included in the presentation, which is furnished as Exhibit 99.1 hereto.

The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare the Company’s operating performance with its competitors. The Company defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt retirements, the Walgreens Boot Alliance, Inc. (“WBA”) merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, a non-recurring litigation settlement, severance, restructuring related costs and costs related to facility closures and gain or loss on sale of assets). The current calculation of Adjusted EBITDA reflects a modification made in the second quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items. The Company references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical periods and external comparisons to competitors. In addition, incentive compensation is based in part on Adjusted EBITDA and the Company bases certain of its forward-looking estimates and budgets on Adjusted EBITDA. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent alternative measures of, operating results or of cash flows from operating activities, as determined in accordance with GAAP. The Company’s definitions of Adjusted EBITDA may not be comparable to similarly titled measurements reported by other companies or similar terms in the Company’s debt facilities.

This Current Report on Form 8-K and the documents included as exhibits hereto are for informational purposes only and shall not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

The information (including Exhibit 99.1) being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made herein (including Exhibit 99.1) that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the Company’s ability to generate positive free cash flows in fiscal 2021; the expectations for the second quarter of fiscal 2021; the plan to further reduce corporate expenses; the impact of the recent global coronavirus (“COVID-19”) pandemic on the Company’s business; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: the impact of COVID-19 on the Company’s workforce, operations, stores, expenses and supply chain, and the operations of the Company’s customers, suppliers and business partners; the Company’s ability to successfully implement its new business strategy (including any delays and adjustments as a result of COVID-19) and improve the operating performance of its stores; the Company’s high level of indebtedness and its ability to satisfy its obligations and the other covenants contained in the Company’s debt agreements; general competitive, economic, industry, market, political (including healthcare reform), and regulatory conditions, as well as factors specific to the markets in which the Company operates; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; the Company’s ability to manage expenses and its investments in working capital; the Company’s ability to achieve the benefits of the Company’s efforts to reduce the costs of its generic and other drugs; outcomes of legal and regulatory matters; the Company’s ability to partner and have relationships with health plans and health systems; and the continued integration of the Company’s new senior management team and its ability to realize the benefits from its organizational restructuring. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of the Company’s (i) most recent Annual Report on Form 10-K and (ii) the Quarterly Report on Form 10-Q for the quarter ended May 30, 2020, and in other documents that it files or furnishes with the Securities and Exchange Commission,, which you are encouraged to read. To the extent that COVID-19 adversely affects the Company’s business and financial results, it may also have the effect of heightening many of such risk factors.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The degree to which COVID-19 may affect the Company’s results and operations will depend on future developments, which are highly uncertain, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact (including travel bans and restrictions, quarantines, shelter-in-place orders and shutdowns), and how quickly and to what extent normal economic and operating conditions can resume. As a result, the impact on the Company’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material. The Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: July 24, 2020	By:	/s/ Matthew C. Schroeder
		Name:	Matthew C. Schroeder
		Title:	Executive Vice President and Chief Financial Officer